Summary of Significant Accounting Policies - Schedule of Foreign Currency Translation (Details) (GGLG PROPERTIES PTY. LTD) (10-K) - GGLG PROPERTIES PTY. LTD. [Member]	Dec. 31, 2020	Jun. 30, 2020	Jun. 30, 2019
Foreign currency exchange rate, translation	1.00	1.00
Year-End USD [Member]
Foreign currency exchange rate, translation	1.297	1.460	1.426
Yearly Average USD [Member]
Foreign currency exchange rate, translation	1.367	1.490	1.398